UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2013

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, 6th Floor

Atlanta, Georgia 30319

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of Ocwen Financial Corporation (the “Company”) authorized and approved amendments to Article IV, Section 4.1 of the Company’s bylaws, effective May 8, 2013, to (i) provide that the Company is not required to have a Treasurer, (ii) permit an officer to execute, acknowledge or verify an instrument in more than one capacity and (iii) permit the Board of Directors to delegate authority to appoint senior vice presidents and officers holding subordinate rankings (including, without limitation, a Treasurer) to any officer(s) of the Company.

The foregoing description of the amendments to the Company’s bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 8, 2013. Shareholders voted on the three proposals set forth below, which are described in detail in the Company’s proxy statement dated April 3, 2013.

Proposal One: Election of Directors

The Company’s shareholders elected the following nominees for director to serve for a one-year term or until their successors shall be elected and qualified based upon the following votes:

Nominee	For	Withheld	Broker Non-Votes
William C. Erbey	110,608,573	3,157,773	7,540,284
Ronald M. Faris	112,633,472	1,132,874	7,540,284
Ronald J. Korn	113,457,236	309,110	7,540,284
William H. Lacy	112,604,711	1,161,635	7,540,284
Wilbur L. Ross, Jr.	71,482,248	42,284,098	7,540,284
Robert A. Salcetti	113,373,504	392,842	7,540,284
Barry N. Wish	97,940,435	15,825,911	7,540,284

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, based upon the following votes:

For	121,198,575
Against	43,154
Abstain	64,901
There were no broker non-votes for this item.

Proposal Three: Advisory Vote on Named Executive Officer Compensation

The Company’s shareholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers based upon the following votes:

For	112,452,270
Against	726,532
Abstain	587,544
Broker Non-Votes	7,540,284

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.
3.1	Amended and Restated Bylaws of the Company
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION (Registrant)

Date: May 10, 2013	By:	/s/ John V. Britti
John V. Britti
Executive Vice President & Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)
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